TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.02

© 2022 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION ThinkEquity Conference 2022 NASDAQ: TNXP Version P0385 October 26, 2022 (Doc 1111)

2 © 2022 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2022, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2022 Tonix Pharmaceuticals Holding Corp. Who We Are Tonix Pharmaceuticals is committed to improving patient care by advancing science and developing innovative therapies which have the potential to address important unmet needs across multiple therapeutic areas OUR MISSION Tonix strives to be a leader in providing novel drug therapies and vaccines to patients in need around the world OUR VISION

4 © 2022 Tonix Pharmaceuticals Holding Corp. What We Do DIVERSE PIPELINE Tonix’s c ore focus is on central nervous system disorders , but we also target unmet needs across multiple therapeutic areas including immunology, infectious disease and rare disease. Tonix is currently enrolling participants in one Phas e 3 trial and one Phase 2 trial. We expect six additional clinical trials to commence in the next 12 months. STRATEGIC PARTNERSHIPS Partnering strategically with other biotech companies , world - class academic and non - profit research organizations to bring innovative therapeutics to market faster. IN - HOUSE CAPABILITIES Investment in domestic , in - house, R&D and manufacturing to accelerate development timelines and improve the ability to respond to pandemics. FINANCIAL POSITION Tonix had $145.5 M of cash as of 6/30/22. Tonix has no debt .

5 © 2022 Tonix Pharmaceuticals Holding Corp. Pipeline: Key Programs Therapeutic Area Candidates* Indication Status/Next Milestone CNS TNX - 102 SL 1 Fibromyalgia (FM) Posttraumatic Stress Disorder (PTSD) Long COVID (PASC 2 ) Mid - Phase 3 Phase 2, Targeted 4Q 2022 Start Phase 2 CNS TNX - 1300 3 Cocaine Intoxication FDA Breakthrough Designation Mid - Phase 2, Targeted 1Q 2023 Start CNS TNX - 1900 4 Migraine, Craniofacial Pain and Binge Eating Disorder Phase 2, Targeted 4Q 2022 Start 5 CNS TNX - 601 ER Depression, PTSD, Neurocognitive Dysfunction from Steroids Phase 2, Targeted 1Q 2023 Start 6 Rare Disease TNX - 2900 7 Prader - Willi Syndrome FDA Orphan Drug Designation Preclinical Immunology TNX - 1500 8 Organ Transplant Rejection/ Autoimmune Conditions Phase 1, Targeted 1H 2023 Start Immunology TNX - 1700 9 Gastric and colorectal cancers Preclinical Infectious Disease TNX - 801 10 Smallpox and monkeypox vaccine Phase 1, Targeted 1H 2023 Start Infectious Disease TNX - 1850 11 COVID - 19 Vaccine (horsepox - based live virus vaccine) Preclinical *All of Tonix’s product candidates are investigational new drugs or biologics and have not been approved for any indication. 1 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) is also in development for Agitation in A lzheimer’s Disease (AAD) and Alcohol Use D isorder (AUD). Both indications are Phase 2 ready. 2 Post - Acute Sequelae of COVID - 19. 3 TNX - 1300 (double - mutant cocaine esterase) was licensed from Columbia University . 4 Acquired from Trigemina ; license agreement with Stanford University; IND cleared for the prevention of migraine indication; Planned Binge Eating Dis ord er study is expected to be investigator initiated. 5 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900; Phase 2 for the prevention of migraine headache expected to start 4Q 2022 6 TNX - 601 ER is in the pre - IND stage in the U.S.; a Phase 1 trial for formulation development was completed outside of the U.S; Ph ase 2 expected to start 1Q 2023 7 Co - exclusive license agreement with French National Institute of Health and Medical Research ( Inserm ) 8 anti - CD40L humanized monoclonal antibody 9 Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University 10 Live attenuated vaccine based on horsepox virus 11 Live attenuated vaccine based on horsepox virus vector, expressed SARS - CoV - 2 spike protein. TNX - 1850 is based on the BA.2 variant spike protein.

© 2022 Tonix Pharmaceuticals Holding Corp. CNS: KEY CANDIDATES

© 2022 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL* Cyclobenzaprine ( Protectic ® ) Pipeline in a Product Fibromyalgia Status: Mid - Phase 3 • One Positive Phase 3 study (RELIEF) Completed • Second Phase 3 study (RALLY) missed primary endpoint • Confirmatory Phase 3 study (RESILIENT) is currently enrolling Next Steps: Interim analysis results expected 2Q 2023 Long COVID Status: Phase 2 • Phase 2 study (PREVAIL) is currently enrolling Next Steps: Interim analysis results expected 2Q 2023 Patents Issued *TNX - 102 SL has not been approved for any indication. Posttraumatic Stress Disorder (PTSD) Status: Mid - Phase 2 • One Phase 2 study ( AtEase ) completed • Two Phase 3 studies (HONOR, RECOVERY) conducted Next Steps: Initiate Phase 2 Trial in Kenya 4Q 2022 A unique, sublingual formulation of cyclobenzaprine designed to optimize delivery and absorption Potent binding and antagonist activities at the serotonin - 5 - HT2A, α1 - adrenergic, histaminergic - H1, and muscarinic - M1 receptors to facilitate restorative sleep Innovative and proprietary PROTECTIC ® Rapid drug exposure following nighttime administration Differentiators: Relative to Oral Cyclobenzaprine • Lower daytime exposure • Avoids first - pass metabolism • Reduces risk of pharmacological interference from major metabolite Relative to Standard of Care • Potential for better tolerability while maintaining efficacy

8 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Fibromyalgia Cyclobenzaprine Protectic ® Sublingual Tablets CNS PORTFOLIO Fibromyalgia (FM) is a chronic pain disorder resulting from amplified sensory and pain signaling within the CNS. • A fflicts an estimated 6 - 12 million adults in the U.S., approximately 90% of whom are women 1 . • Symptoms include chronic widespread pain, nonrestorative sleep, fatigue, and cognitive dysfunction. • Patients struggle with daily activities, have impaired quality of life, and frequently are disabled. • Physicians and patients report common dissatisfaction with currently marketed products. Market Entry: Fibromyalgia Additional Indications: Long COVID, PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder Status: One Positive Phase 3 study RELIEF completed Second Phase 3 study RALLY missed primary endpoint Confirmatory Phase 3 study RESILIENT is currently enrolling Next Steps: Interim analysis results expected 2Q 2023 *TNX - 102 SL has not been approved for any indication. 1 American Chronic Pain Association (www.theacpa.org, 2019)

9 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Phase 3 R ESILIENT Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in fibromyalgia • U.S. sites only, expected to enroll approximately 470 patients • One unblinded interim analysis based on 50% of randomized participants Primary Endpoint: • Daily diary pain severity score change from baseline to Week 14 (TNX - 102 SL vs. placebo) • Weekly averages of the daily numerical rating scale scores • Analyzed by mixed model repeated measures with multiple imputation (MMRM with MI) Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) * * Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

10 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Long COVID (PASC) Cyclobenzaprine Protectic ® Sublingual Tablets Long COVID or Post - acute Sequelae of COVID - 19 (PASC 1 ) • Symptoms can include fatigue, sleep disorders, pain, fevers, shortness of breath, cognitive impairment described as “brain fog”, gastrointestinal symptoms, anxiety, and depression 2 • Can persist for months and can range in severity from mild to incapacitating • Many core symptoms of Long COVID overlap with fibromyalgia • Occurs in approximately 13% of recovered COVID - 19 patients 5 ‒ As many as 40% of Long COVID patients experience multi - site pain, a hallmark of fibromyalgia 3,4 • Typically associated with moderate or severe COVID - 19, Long COVID can occur after mild COVID - 19 or even after asymptomatic SARS - CoV - 2 infection Market Entry : Fibromyalgia - Type Long COVID (PASC) Status: Phase 2 study PREVAIL is currently enrolling Next Steps: Interim analysis results expected 2Q 2023 1 Feb. 24, 2021 - White House COVID - 19 Response Team press briefing; Feb 25, 2021 - policy brief from the World Health Organizatio n on long COVID 2 Nalbandian, Ani, et al. "Post - acute COVID - 19 syndrome." Nature Medicine (2021): 1 - 15. 3 Harris, H, et al. Tonix data on file. 2022 4 TriNetX Analytics 5 September 1, 2022 - CDC - https://www.cdc.gov/coronavirus/2019 - ncov/long - term - effects/index.html *TNX - 102 SL has not been approved for any indication. CNS PORTFOLIO Additional Indications: Fibromyalgia, PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder

11 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Phase 2 PREVAIL Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in fibromyalgia - type Long COVID • Approximately 30 sites in the U.S. and is expected to enroll approximately 470 patients • One unblinded interim analysis based on 50% of randomized participants Primary Endpoint: • Daily self - reported worst pain intensity change from baseline at Week 14 (TNX - 102 SL vs. placebo) − Weekly averages of the daily numerical rating scale scores − Analyzed by mixed model repeated measures with multiple imputation (MMRM with MI) Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) * * Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

12 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX 102 SL*: Posttraumatic Stress disorder (PTSD) Cyclobenzaprine Protectic ® Sublingual Tablets PTSD is a serious chronic psychiatric illness • Defined as maladaptive prolonged stress response which occurs after experiencing severely injurious traumatic event(s) Affects approximately 12 million Americans adults 1,2 Large unmet clinical need and limited effective therapies available • Advances in pharmacological treatments beyond the currently approved SSRIs (e.g., Zoloft® (sertraline), Paxil® (paroxetine)) are needed 3 Market Entry: PTSD Additional Indications: Fibromyalgia, Long COVID, Agitation in Alzheimer’s, Alcohol Use Disorder Status: One Phase 2 study ( AtEase ) completed Two Phase 3 studies (HONOR, RECOVERY) conducted Next Steps: 4 Q 2022 Initiate Phase 2 Trial in Kenya 1 Goldstein RB, et al. The epidemiology of DSM - 5 posttraumatic stress disorder in the United States: results from the National Epi demiologic Survey on Alcohol and Related Conditions - III. Soc Psychiatry Psychiatr Epidemiol. 2016;51(8):1137 - 1148. 2 Pietrzak RH, et al. Prevalence and Axis I comorbidity of full and partial posttraumatic stress disorder in the United States: re sults from Wave 2 of the National Epidemiologic Survey on Alcohol and Related Conditions. J Anxiety Disord . 2011;25(3):456 - 465. *TNX - 102 SL has not been approved for any indication. 3 Cain, C. K., et al. Targeting memory processes with drugs to prevent or cure PTSD. Expert Opin Investig Drugs. 2012; 21(9), 1323 - 1350

13 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 1300*: Cocaine Intoxication Cocaine Esterase ( CocE ) Cocaine is the main cause for drug - related ED visits 1 Cocaine use can cause irreversible structural damage to the heart and accelerate cardiovascular disease 2 • In one survey of 94 long - term cocaine users, 71% had some form of cardiovascular disease 3 CocE is a recombinant protein that degrades cocaine in the bloodstream • Rapidly reverses physiologic effects of cocaine • Drops plasma exposure by 90% in 2 minutes Differentiators: Rapidly metabolizes cocaine in the bloodstream; no other product currently on the market for this indication Market Entry: Cocaine Intoxication Status: Mid - Phase 2 Next Steps: Initiate a new Phase 2 single - blind, placebo (+ usual care) controlled, randomized, potentially pivotal study in 1Q 2023, pending FDA agreement. • Expected to enroll approximately 60 emergency department patients • Primary endpoint: reduction of systolic blood pressure associated with acute cocaine intoxication identified at study baseline comparing TNX - 1300 and standard of care after 60 minutes 1 Havakuk O et al. J Am Coll Cardiol . 2017;70:101 - 113. 2 Phillips K et al. Am J Cardiovasc Drugs . 2009;9:177 - 196. 3 Maceira AM et al. J Cardiovasc Magn Reson . 2014;16:26. ED = emergency department. FDA Breakthrough Therapy Designation Awarded Cooperative Agreement Grant from National Institute on Drug Abuse (NIDA) *TNX - 1300 has not been approved for any indication. CNS PORTFOLIO

14 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 601 E R*: Depression Tianeptine Hemioxalate Extended - Release Tablets CNS PORTFOLIO A novel, oral, extended - release once - daily tablet Mechanistically different from traditional monoaminergic treatments for depression Indirectly modulates the glutamatergic system • No direct binding to NMDA, AMPA, or kainate receptors Treatment effect of tianeptine in depression is well - established Differentiators: Once daily dosing; unique MOA; Tianeptine sodium IR has similar efficacy but fewer side effects than traditional anti - depressants Market Entry: Major Depressive Disorder Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids Status: Phase 2 ready Next Steps: Initiate a Phase 2 double - blind, placebo - controlled, parallel - group, randomized, potentially pivotal study in 1Q 2023. Expected to enroll approximately 300 patients across 30 sites in the US. AMPA= α - amino - 3 - hydroxy - 5 - methyl - 4 - isoxazolepropionic acid; MAOI=monoamine oxidase inhibitors; NMDA=N - methyl - D - aspartate. *TNX - 601 ER has not been approved for any indication.

15 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 1900*: Migraine Intranasal Potentiated Oxytocin (OT) with Magnesium CNS PORTFOLIO Intranasal OT has potential utility in treating migraine 1 • Intranasal OT reaches the trigeminal ganglion • Preclinical evidence of OT blocking CGRP release and suppressing pain • Association of low OT levels during and preceding migraine episodes • Novel non - CGRP antagonist approach to treatment Magnesium is known to potentiate the binding of OT to its receptor 2,3 One billion individuals worldwide suffer from migraines Differentiator: Novel non - CGRP antagonist approach to treatment Market Entry: Chronic Migraine Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder Status: Phase 2 ready 4 Next Steps: 4Q 2022 Initiate Phase 2 Trial and Investigator Initiated Phase 2 Trial in Binge Eating Disorder 1 Tzabazis A, et al. Oxytocin and Migraine Headache. Headache. 2017 May;57 Suppl 2:64 - 75. doi : 10.1111/head.13082. PMID: 28485846. 2 Antoni FA, Chadio SE. Essential role of magnesium in oxytocin - receptor affinity and ligand specificity. Biochem J. 1989 Jan 15;257(2):611 - 4. doi : 10.1042/bj2570611. PMID: 2539090; PMCID: PMC1135623. 3 Meyerowitz , J.G., et al. The oxytocin signaling complex reveals a molecular switch for cation dependence. Nat Struct Mol Biol (2022). ( https://doi.org/10.1038/s41594 - 022 - 00728 - 4) 4 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 *TNX - 1900 has not been approved for any indication. CGRP = calcitonin gene - related peptide.

© 2022 Tonix Pharmaceuticals Holding Corp. RARE DISEASE: KEY CANDIDATES

17 © 2022 Tonix Pharmaceuticals Holding Corp. RARE DISEASE PORTFOLIO Patents Issued PROFILE DEVELOPMENT PROGRAM TNX - 2900*: Hyperphagia in Prader - Willi Syndrome Intranasal Potentiated Oxytocin (OT) with Magnesium Prader - Willi Syndrome is the most common genetic cause of life - threatening childhood obesity • Rare disease occurring in 1 in 10,000 to 1 in 30,000 births Symptoms include lack of suckling as infants, poor muscle strength, and constant hunger (hyperphagia) • In animal models, OT has improved suckling and suppressed hunger ‒ Tonix’s patented potentiated OT formulation is believed to increase specificity for OT receptors relative to off - target vasopressin receptors Differentiator: No approved therapeutic currently on the market for hyperphagia in PWS Market Entry: Hyperphagia in Prader - Willi Syndrome Additional Indications: Rare Hyperphagia Conditions Status: Preclinical, granted orphan drug designation by FDA Next Steps: pre - IND meeting to seek agreement on development plans *TNX - 2900 is in the pre - IND stage of development and has not been approved for any indication.

© 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

© 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1500* Next Generation ߙ - CD40 Ligand (CD40L) Antibody The CD40 - CD40L pathway is a pivotal immune system modulator and a well - established and promising treatment target First Generation: Development halted due to thromboembolic (TE) complications — blood clots — traced to Fc gamma receptor (Fc ઻ R) Prevention of Allograft Rejection Status: Preclinical • Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non - human primates Next Steps: Initiate Phase 1 study 1H 2023 SELECTIVELY MODIFIED anti - CD40L AB Ruplizumab full Fab Contains the full ruplizumab Fab and the engineered Fc region that modulates Fc γ R - binding, while preserving FcRn function. Mutated Fc γ R - binding region FcRn - binding region Fc γ R - modulated Fc region Second Generation: Eliminated the Fc ઻ R TE complication but potency and half life was reduced, limiting utility Third Generation (TNX - 1500): Re - engineered to better modulate the binding of Fc ઻ R while preserving FcRn function. *TNX - 1500 is in the pre - IND stage of development and has not been approved for any indication. Patents filed. Differentiators: Expected to deliver efficacy without compromising safety Autoimmune Disease Status: Potential future indication • These indications require large studies, but represent large target markets

20 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Patents Filed TNX - 1700*: Gastric and Colorectal Cancers Recombinant Trefoil Factor 2 (rTFF2) Fusion Protein POTENTIAL NEW CANCER TREATMENT • TNX - 1700 (rTFF2) has effects on cancer by altering the tumor micro - environment • Mechanism of action: suppresses myeloid - derived suppressor cells and activates anti - cancer CD8+ T cells • Potential synergy with anti - PD - 1 or anti - PD - L1 monoclonal antibodies ( mAbs ) PRECLINICAL EVIDENCE FOR INHIBITING GROWTH OF CANCER CELLS • Data showed that TFF2 - CTP augmented the efficacy of mAb anti - PD - 1 therapy. Anti - PD - 1 in combination with TFF2 - CTP showed greater anti - tumor activity in PD - L1 - overexpressing mice. LICENSED FROM COLUMBIA UNIVERSITY • Developing in partnership under sponsored research agreement DEVELOPMENT PROGRAM Market Entry: Immuno - oncology, combination therapy with PD1 blockers for gastric and colorectal cancer Status: Preclinical Next Steps: Animal studies ongoing *TNX - 1700 is in the pre - IND stage of development and has not been approved for any indication. Differentiator: No product yet identified consistently augments PD1 effects on cold tumors

© 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE: KEY CANDIDATES

© 2022 Tonix Pharmaceuticals Holding Corp. TNX - 801 & TNX - 1850* Recombinant Pox Vaccine (RPV) Platform Using Live Virus Technology Monkeypox and Smallpox Vaccine Status: Preclinical • TNX - 801 is a cloned version of horsepox 1 (without any insert) purified from cell culture Next Steps: Developing GMP manufacturing; Initiate Phase 1 Trial 1H 2023 in Kenya COVID - 19 Vaccine Status: Preclinical • First version TNX - 1800 encodes spike protein from SARS - CoV - 2, Wuhan strain • Planned new version TNX - 1850 encode spike protein from SARS - CoV - 2 BA.2 strain 2 Next Steps: Developing TNX - 1850 (BA.2) version *TNX - 801 and TNX - 1850 are in the pre - IND stage of development and has not been approved for any indication. Patents filed. • Live virus vaccines are the most established vaccine technology ‒ Starting with Edward Jenner’s smallpox vaccine, the first vaccine, which eradicated smallpox ‒ Prevents forward transmission ‒ Effective in eliciting durable or long - term immunity • Economical to manufacture at scale ‒ Low dose because replication amplifies dose in vivo ‒ Single shot administration • Standard refrigeration required for shipping and storage 1 Noyce RS, et al. Construction of an infectious horsepox virus vaccine from chemically synthesized DNA fragments. PLoS One. 2018 Jan 19;13(1):e0188453. 2 Brennan, Z. Endpoints March 2, 2022 (https://endpts.com/weaker - omicron - variant - is - great - news - for - the - world - but - bad - news - for - covid - related - clinical - trials/) Differentiators: TNX - 801* scHPXV (Horsepox) 212,811 bp TNX - 1800 rHPXV /SARS - CoV - 2 S 210,963 bp

23 © 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Live Virus Vaccine Platform: Recombinant Pox Vaccine (RPV) Technology for Emerging Infectious Diseases and Oncolytics Monkeypox and Smallpox Future Pandemics & New Infectious Diseases COVID - 19 Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING Oncology RPV VECTOR BELIEVED SIMILAR TO EDWARD JENNER’S VACCINE 1 - 3 1 Shrick, L. N Engl J Med 2017; 377:1491 - 1492. DOI: 10.1056/NEJMc1707600 2 Esparza, J. Vaccine. 2020 Jun 19; 38(30): 4773 – 4779. doi : 10.1016/j.vaccine.2020.05.037 3 Brinkmann, A. Genome Biol. 2020; 21: 286. doi : 10.1186/s13059 - 020 - 02202 - 0

24 © 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Internal Development & Manufacturing Capabilities Infectious Disease R&D Center (RDC) – Frederick, MD • Function: Accelerated development of vaccines and antiviral drugs against COVID - 19, its variants and other infectious diseases • Description: ~48,000 square feet, BSL - 2 with some areas designated BSL - 3 • Status: Operational Advanced Development Center (ADC) – North Dartmouth, MA • Function: Development and clinical scale manufacturing of live - virus vaccines • Description: ~45,000 square feet, BSL - 2 • Status: Operational as of 4Q 2022 Commercial Manufacturing Center (CMC) – Hamilton, MT • Function : Phase 3 and Commercial scale manufacturing of live - virus vaccines • Description: ~44 - acre green field site, planned BSL - 2 • Status: Planning for site enabling work in 2022 Architectural Rendering

© 2022 Tonix Pharmaceuticals Holding Corp. FUTURE OUTLOOK

26 © 2022 Tonix Pharmaceuticals Holding Corp. Milestones: Recently Completed and Upcoming* Expected Clinical Trial Initiations □ 4 th Quarter 2022 Phase 2 study start of TNX - 102 SL for the treatment of PTSD in Kenya □ 4 th Quarter 2022 Phase 2 study start of TNX - 1900 for the treatment of migraine □ 1 st Quarter 2023 Phase 2 study start of TNX - 1300 for the treatment of cocaine intoxication □ 1 st Quarter 2023 Phase 2 study start of TNX - 601 ER for the treatment of major depressive disorder □ 1 st Half 2023 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 1 st Half 2023 Phase 1 study start of TNX - 801 for prevention of monkeypox and smallpox in Kenya * We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. □ 1 st Quarter 2022 Topline data from Phase 3 RALLY study of TNX - 102 SL for the management of fibromyalgia □ 2 nd Quarter 2022 Phase 3 RESILIENT study start of TNX - 102 SL for the management of fibromyalgia □ 3rd Quarter 2022 Phase 2 PREVAIL study start of TNX - 102 SL for the treatment of Long COVID x x x Expected Data □ 2 nd Quarter 2023 Interim analysis results of Phase 3 RESILIENT study of TNX - 102 SL in fibromyalgia □ 2 nd Quarter 2023 Interim analysis results of Phase 2 PREVAIL study of TNX - 102 SL in Long COVID

27 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND COLORECTAL CANCERS TNX - 3600: MONOCLONAL ANTIBODIES FOR COVID - 19 TREATMENT Key Development Partners TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1850: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 3700 : COVID - 19 VACCINE (ZINC NANOPARTICLE mRNA TECHNOLOGY ) TNX - 2300 : BOVINE PARAINFLUEZNA VIRUS

28 © 2022 Tonix Pharmaceuticals Holding Corp. Management Team Seth Lederman, MD Co - Founder, CEO & Chairman Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2022 Tonix Pharmaceuticals Holding Corp. THANK YOU